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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): April 9, 2003



                                 NCR CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission File Number 001-00395



           Maryland                                            31-0387920

(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)



                             1700 S. Patterson Blvd.
                               Dayton, Ohio 45479

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (937) 445-5000

                                       N/A

          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

       On April 9, 2003, NCR issued a press release announcing its expected first-quarter 2003 loss per share and revenue amounts. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

       The following exhibit is filed herewith:

99.1     Press Release dated April 9, 2003.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NCR CORPORATION


Date: April 9, 2003                             By: /s/ Earl Shanks
                                                -----------------------------
                                                Earl Shanks
                                                Senior Vice President
                                                and Chief Financial Officer